DONGYING PHARMACEUTICAL CO, LIMITED
c/o 1225 Prince’s Building
10 Charter Road, Central
Hong Kong

July 31, 2008

JIANGUO WANG
Room 902 No. 6
Lane 501 Wan Zhen Road
Shanghai, China
200333

And to:

SINOBIOPHARMA, INC.
(formerly Buzz Media, Ltd.)
2820 W. Charleston Blvd., Suite 22
Las Vegas, NV 89102

Dear Sir:

Re:
AGREEMENT TO CANCEL 59,000,500 SHARES OF COMMON STOCK OF SINOBIOPHARMA, INC. (THE “COMPANY”) REGISTERED IN THE NAME OF JIANGUO WANG UPON COMPLETION OF THE ACQUISITION BY THE COMPANY OF 100% OF THE ISSUED AND OUTSTANDING SHARES OF DONGYING PHARMACEUTICAL CO, LIMITED (“DONGYING BVI”)

Subject to and in accordance with the terms and conditions contained herein, this binding letter agreement (the “Agreement”) will set forth the basic understanding, terms and conditions relating to the cancellation of 59,000,500 of the 62,500,500 shares of common stock of the Company registered in the name of Jianguo Wang upon completion of the share exchange agreement between the Company, Dongying BVI and all the shareholders of Dongying BVI (the “Share Exchange Agreement”), whereby the Company will acquire 100% of the issued and outstanding shares of Dongying BVI. Such cancellation by Jianguo Wang is to: (i) encourage the shareholders of Dongying BVI to enter into the Share Exchange Agreement; (ii) allow Dr. Le-qun Lee Huang to be the largest shareholder in the Company; and (iii) encourage equity investment into the Company.

1. Cancellation of shares. Mr. Jianguo Wang hereby agrees that within ten (10) days after the closing of the Share Exchange Agreement, whereby the Company will acquire 100% of the issued and outstanding shares of Dongying BVI, Mr. Wang will voluntarily surrender for cancellation and return to the Company’s treasury 59,000,500 of the 62,500,500 shares of common stock of the Company registered in Mr. Wang’s name. In addition, Mr. Wang hereby agrees to provide the Company with an irrevocable stock power of attorney which will set out the transfer of 59,000,500 shares of the Company’s common stock from the 62,500,500 shares registered in Mr. Wang’s name on share certificate #286 to the Company, which Mr. Wang will have medallion stamped by a brokerage house or have his signature guaranteed by a bank or notary public that is acceptable to the Company and it’s transfer agent. A copy of the irrevocable stock power of attorney is attached hereto as Schedule “A”.

2. Execution in Counterparts. This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

3. Governing Law. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.

Yours very truly,
DONGYING PHARMACEUTICAL CO, LIMITED

Per:	/s/ Le-qun Lee Huang
Le-qun Lee Huang, Director

If Mr. Jianguo Wang wishes to accept the terms and conditions set forth above, please execute this Agreement and fax or scan and e-mail a copy of the executed Agreement to Devlin Jensen, Attention: Michael Shannon at (604) 684-0916 as well as return an originally signed copy to Devlin Jensen at 2550 - 555 W. Hastings St., Vancouver, BC, Canada V6B 4N5. Upon such execution and return via fax or scan and e-mail, this Agreement shall constitute a binding agreement upon the parties.

/s/ Jianguo Wang	Dated: August 19, 2008
Jianguo Wang, shareholder of
Sinobiopharma, Inc.

Schedule “A”

IRREVOCABLE POWER OF ATTORNEY TO TRANSFER SHARES

KNOWN ALL MEN BY THESE PRESENTS, that           JIANGUO WANG
For No Value Received does hereby gift unto
SINOBIOPHARMA, INC.

Fifty-Nine Million Five Hundred (59,000,500) shares of common stock of Sinobiopharma, Inc. standing in name of the undersigned on the share register of Sinobiopharma, Inc. represented by Certificate No. 286 herewith AND the undersigned does hereby constitute and appoint Sinobiopharma, Inc. as his true and lawful attorney, IRREVOCABLY, for him and in his name and stead to gift the said stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that his said Attorney or its/his substitute or substitutes shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set her hand and seal at effective as of the ___ day of August, 2008.

SIGNED and DELIVERED by	)
JIANGUO WANG in the presence of:	)
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Witness	)	JIANGUO WANG
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Address	)
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The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)